SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Prime Retail, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies: 10.5% Series A Senior Cumulative Preferred Stock, 8.5% Series B Cumulative Participanting Preferred Stock and Common Stock
	(2)	Aggregate number of securities to which transaction applies: 2,300,000, 7,828,215 and 43,577,916, respectively
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
$18.400, $8.169 and $0.170, respectively

	(4)	Proposed maximum aggregate value of transaction: $115,514,000
	(5)	Total fee paid: $9,345
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

        Prime Retail, Inc. ("Prime Retail") sent letters dated October 15, 2003 and October 22, 2003, respectively, to certain of its stockholders who had not voted as of the date of the respective letter reminding such holders of the special meeting of stockholders and that it was important to vote their shares at such meeting. A copy of each letter follows the following notice.

INVESTOR NOTICE

        Prime Retail has filed with the Securities and Exchange Commission (the "SEC") a proxy statement and other relevant documents concerning the proposed sale of Prime Retail. Investors of Prime Retail are urged to read the proxy statement and any other relevant documents filed with the SEC because they contain important information. Investors can obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, investors may obtain documents filed with the SEC by Prime Retail free of charge by accessing the Company's website or by requesting such documents in writing from Prime Retail, Inc., 100 East Pratt Street, 19th Floor, Baltimore, Maryland 21202 or by telephone at (410) 234-0782.

        Prime Retail, its directors and executive officers and certain of Prime Retail's employees may be deemed to be participants in the solicitation of proxies from the stockholders of Prime Retail in connection with the proposed sale of Prime Retail. These participants may have interests in the proposed sale of Prime Retail, if consummated, including interests resulting from holding equity interests in Prime Retail or its operating partnership. Information about the interests of directors and executive officers of Prime Retail and their ownership of securities of Prime Retail is set forth in the proxy statement.

        Investors should read the proxy statement carefully before making any voting or investment decisions.

LETTER TO CERTAIN STOCKHOLDERS DATED OCTOBER 15, 2003

PRIME RETAIL, INC.
100 East Pratt Street
19th Floor
Baltimore, Maryland 21202

IMPORTANT REMINDER TO VOTE YOUR PROXY

                      October 15, 2003

Dear Prime Retail Stockholder:

        Our records indicate your vote has not yet been received for the Special Meeting of Stockholders of Prime Retail, Inc., to be held at 100 East Pratt Street, 12th Floor, Baltimore, Maryland on Thursday, October 30, 2003 at 10:00 a.m. local time. Please take a moment right now to ensure that your shares are represented at this important meeting.

        At the Special Meeting, if you are a common stockholder, you will be asked to vote upon two important proposals. The first proposal is to amend the amended and restated articles of incorporation of Prime Retail, Inc. to reduce from two-thirds to a majority the required vote of holders of our common stock necessary to authorize any merger or consolidation of Prime Retail, Inc. The second proposal is to approve an agreement and plan of merger between Prime Retail, Inc. and an affiliate of The Lightstone Group, LLC (the "Merger").

        At the Special Meeting, if you are a preferred stockholder, you will also be asked to vote upon the Merger proposal.

*PLEASE VOTE YOUR SHARES TODAY*

        In order to ensure that every stockholder has an opportunity to vote his or her shares, no matter how few or how many shares you may own, we are enclosing an additional proxy card that will allow you to exercise your rights as a stockholder.

        The Board of Directors has determined that the charter amendment and the Merger are in the best interests of the stockholders of Prime Retail, Inc. and recommends that you vote "For" the proposals to amend the charter, to the extent you are a common stockholder, and to approve the Merger.

        Please vote by Telephone or by Internet Today pursuant to the instructions enclosed. Remember—every share and every vote counts! Alternatively, you may sign, date and mail your proxy card in the envelope provided. If you have any questions, please call MacKenzie Partners, Inc., toll-free at (800) 322-2885 or collect at (212) 929-5500.

        Thank you in advance for voting promptly.

                      Sincerely,

                      /s/ Glenn D. Reschke
                      Glenn D. Reschke
                       Chief Executive Officer and
                      Chairman of the Board of Directors
                      Prime Retail, Inc.

LETTER TO CERTAIN STOCKHOLDERS DATED OCTOBER 22, 2003

PRIME RETAIL, INC.
100 East Pratt Street
19th Floor
Baltimore, Maryland 21202

IMPORTANT REMINDER TO VOTE YOUR PROXY

                      October 22, 2003

Dear Prime Retail Stockholder:

        Our records indicate your vote has not yet been received for the Special Meeting of Stockholders of Prime Retail, Inc., to be held at 100 East Pratt Street, 12th Floor, Baltimore, Maryland on Thursday, October 30, 2003 at 10:00 a.m. local time. Please take a moment right now to ensure that your shares are represented at this important meeting.

        At the Special Meeting, if you are a common stockholder, you will be asked to vote upon two important proposals. The first proposal is to amend the amended and restated articles of incorporation of Prime Retail, Inc. to reduce from two-thirds to a majority the required vote of holders of our common stock necessary to authorize any merger or consolidation of Prime Retail, Inc. The second proposal is to approve an agreement and plan of merger between Prime Retail, Inc., and an affiliate of The Lightstone Group, LLC (the "Merger"). At the Special Meeting, if you are a preferred stockholder, you will also be asked to vote upon the Merger proposal.

*PLEASE VOTE YOUR SHARES TODAY*

        Institutional Shareholder Services ("ISS"), the leading proxy voting advisory service firm, has recommended that stockholders of Prime Retail, Inc., vote to amend the charter and to approve the Merger proposal. ISS, which provides proxy advisory services to institutional investors, mutual funds, and other fiduciaries, stated in its report: "Based on the market premium and the fairness opinion, we believe the merger agreement warrants shareholder support." ISS makes vote recommendations for over 20,000 shareholder meetings each year.

        In order to ensure that every stockholder has an opportunity to vote his or her shares, no matter how few or how many shares you may own, we are enclosing an additional proxy card that will allow you to exercise your rights as a stockholder.

        The Board of Directors has determined that the charter amendment and the Merger are in the best interests of the stockholders of Prime Retail, Inc. and recommends that you vote "For" the proposals to amend the charter, to the extent you are a common stockholder, and to approve the Merger.

        Please vote by Telephone or by Internet Today pursuant to the instructions enclosed. Remember—every share and every vote counts!Alternatively, you may sign, date and mail your proxy card in the envelope provided. If you have any questions, please call MacKenzie Partners, Inc., toll-free at (800) 322-2885 or collect at (212) 929-5500.

        Thank you in advance for voting promptly.

                      Sincerely,

                      /s/ Glenn D. Reschke
                      Glenn D. Reschke
                       Chief Executive Officer and
                      Chairman of the Board of Directors
                      Prime Retail, Inc.